                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of NINE HUNDRED FORTY-FOUR (944) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1. EXERCISE PRICE.  The exercise price is $6.63 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

              (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

              (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.  TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.  ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.  ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.  MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:               FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                             By: /s/ Daniel T. Phillips
                               -----------------------------------
Address:                     Name:     Daniel T. Phillips
                             Title:    President
1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                             By: /s/ Barry Williams, Optionee
                               -----------------------------------
                                  Barry Williams, Optionee
Address:
1601 Dove Street
Suite 190
Newport Beach, CA 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of FOUR HUNDRED SEVENTY-TWO (472) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $6.63 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

                 (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                 (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.   TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.   ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.   ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.  MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:          FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                        By: /s/ Daniel T. Phillips
                           ------------------------------------
Address:                Name:     Daniel T. Phillips
                        Title:    President
1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                        By: /s/ Barry Williams
                           -----------------------------------
                             Barry Williams, Optionee
Address:

1601 Dove Street
Suite 190
Newport Beach, CA 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of FOUR HUNDRED SEVENTY-TWO (472) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $6.63 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

                 (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                 (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.   TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.   ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.   ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.  MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:               FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                             By: /s/ Daniel T. Phillips
                               ---------------------------------
Address:                     Name:     Daniel T. Phillips
                             Title:    President

1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                             By: /s/ Barry Williams
                               ----------------------------------
                                  Barry Williams, Optionee
Address:

1601 Dove St.
Suite 190
Newport Beach, CA 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of NINE HUNDRED FORTY-FOUR (944) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $6.69 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

                 (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                 (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.   TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.   ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.   ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.  MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:          FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                        By: /s/ Daniel T. Phillips
                          ----------------------------------
Address:                Name:     Daniel T. Phillips
                        Title:    President

1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                        By: /s/ Barry Williams
                          -----------------------------------
                             Barry Williams, Optionee
Address:

1601 Dove St #190
Newport Beach, Calif 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of ONE THOUSAND ONE HUNDRED THIRTY-THREE (1,133) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $7.94 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

                 (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                 (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.   TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.   ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.   ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.  MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:          FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                        By: /s/ Daniel T. Phillips
                          ----------------------------------
Address:                Name:     Daniel T. Phillips
                        Title:    President

1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                        By: /s/ Barry Williams
                            -----------------------------------
                             Barry Williams, Optionee
Address:

1601 Dove Street
Suite 190
Newport Beach, CA 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of THREE HUNDRED FIFTY-THREE (353) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $6.36 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

                 (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                 (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.  TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.   ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.   ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.  MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:          FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                        By: /s/ Daniel T. Phillips
                          -----------------------------------
Address:                Name:     Daniel T. Phillips
                        Title:    President

1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                        By: /s/ Barry Williams
                          -----------------------------------
                             Barry Williams, Optionee
Address:

1601 Dove Street
Suite 190
Newport Beach, CA 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of NINE HUNDRED SEVENTY-FOUR (974) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $7.42 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                 (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                 (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                 (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)  RESTRICTIONS ON EXERCISE.

                 (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                 (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.   TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

              (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

              (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

              (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.        ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.     ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.    MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:               FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                             By: /s/ Daniel T. Phillips
                               ------------------------------------
Address:                     Name:     Daniel T. Phillips
                             Title:    President

1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                             By: /s/ Barry Williams
                               ------------------------------------
                                  Barry Williams, Optionee
Address:

1601 Dove St.
Suite 190
Newport Beach, CA 92660

                         NONQUALIFIED STOCK OPTION AGREEMENT
                           FIRSTPLUS FINANCIAL GROUP, INC.

    A Nonqualified Stock Option (the "Option") for a total of ONE THOUSAND EIGHT HUNDRED EIGHTY-EIGHT (1,888) shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of FIRSTPLUS Financial Group, Inc. (the "Company"), is hereby granted to

                                    BARRY WILLIAMS

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement").

    SECTION 1.   EXERCISE PRICE.  The exercise price is $10.83 for each Share.

    SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised at any time and from time to time during the term of this Option, in whole or in part with respect to Shares that have vested. Shares subject to this Option shall vest on the date of grant. Notwithstanding the foregoing, this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 2(e) below.

         (a)  METHOD OF EXERCISE.  Options shall be deemed exercised when:

                   (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein signed by the person or persons entitled to exercise this Option and, if this Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise this Option;

                   (ii) full payment of the aggregate exercise price of the Shares as to which this Option is exercised has been tendered to the Company; and

                   (iii) arrangements that are satisfactory to the Company in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

         (b) PAYMENT. The exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check (if approved by the Company), or in Common Stock owned by the Optionee (if the Optionee owned such Common Stock for six months prior to using such stock to exercise the Option) (or by a combination of the above). If the exercise price is paid in whole or in part with Shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company. For purposes hereof, "Fair Market Value" of a Share on a particular date shall be the closing price of Common Stock, which shall be
    (i) if the Common Stock is listed for trading on any United States national securities exchange or the NASDAQ National Market System, the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed as provided in
    (i) above, but is otherwise quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Company.

         (c)     RESTRICTIONS ON EXERCISE.

                   (i) This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                   (ii) Shares issued upon the exercise of this Option without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares. The Company shall use its best efforts to cause the Shares to be issued upon the exercise of the Option to be included under an effective Registration Statement on Form S-8 as soon as possible following the date hereof.

         (d) SURRENDER OF OPTION. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company which shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

         (e) CERTAIN CORPORATE EVENTS. On the date thirty (30) days prior to any occurrence described in this Section (2)(e)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in this Option Agreement, this Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

         (f) ACCELERATION SHARES. Notwithstanding any provisions hereof to the contrary, if this Option is accelerated under this Section 2, the portion of this Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If as a result of this Section 2(f), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had this Option not been accelerated.

    SECTION 3. TERM OF OPTION. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in Section 4 below. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in Section 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

    SECTION 4.   TERMINATION OF OPTION PERIOD.

         (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                 (i) except as provided in Section 4(a)(iii), one (1) year after the date that the Optionee ceases to be employed by the Company or a subsidiary of the Company or ceases to be a director, consultant or advisor to the Company or a subsidiary of the Company, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, or (y) mental or physical disability of the Optionee as determined by a medical doctor satisfactory to the Company;

                 (ii) except as provided in Section 4(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Company;

                 (iii) either (y) one (1) year after the date that the Optionee ceases to be a director, consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Section 4(a)(i) or the one-year period described in Section 4(a)(ii);

              (iv) the tenth (10th) anniversary of the date of grant of this Option.

         (b) If provided in an Option, the Company in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in
    Section 2(e), all or any portion of this Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

    SECTION 5.        ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Company may change the terms of this Option, with respect to the exercise price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate by reason of any significant corporate transaction.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

         (d) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option;
    (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    SECTION 6. ASSIGNABILITY OF OPTION. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

    SECTION 7. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

    SECTION 8.     ADMINISTRATION OF THIS OPTION.

         (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

         (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option; (ii) to construe the terms of this Option; (iii) as provided in Section 5(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate. The Company may correct any defect or supply any omission or reconcile any inconsistency in this Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Company shall have full discretion to make all determinations on the matters referred to in this
    Section 8(b), and such determinations shall be final, binding and conclusive.

    SECTION 9. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    SECTION 10. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

    SECTION 11. NOTICES. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

    SECTION 12.    MISCELLANEOUS.

         (a) The grant of this Option is in addition to any other compensation that may be paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, consultant or advisor.

         (b) The members of the Board of Directors of the Company shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

         (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

         (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.

         (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

         (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

         (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

         (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

         (i) Whenever any notice is required or permitted under this Option, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that was previously specified for receiving notices. Until changed in accordance with this Option, the Company and the Optionee shall specify as its and his or her address for receiving notices the address set forth in this Option pertaining to the Shares to which such notice relates.

         (j) Any person entitled to notice under this Option may waive such notice.

         (k) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

         (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

         (m) All questions arising with respect to the provisions of this Option shall be determined by application of the laws of the State of Texas, except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. The obligation of the Company to sell and deliver the Shares under this Option is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

         (n) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.

DATE OF GRANT:          FIRSTPLUS FINANCIAL GROUP, INC.

August 27, 1997
                        By: /s/ Daniel T. Phillips
                          ------------------------------------
Address:                Name:     Daniel T. Phillips
                        Title:    President

1600 Viceroy Dr.
Dallas, Texas 75235


    Optionee represents that he/he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Option Agreement.


                        By: /s/ Barry Williams
                          -----------------------------------
                             Barry Williams, Optionee
Address:

1601 Dove St #190
Newport Beach
California, 92660
714-955-1275